Sub-Item 77Q1(a)
Material Amendments to Registrant's Charter
2-34393, 811-1879

Certificate Redesignating Janus Worldwide Fund is incorporated herein by reference to Exhibit (a)(45) to Post-Effective Amendment No. 188 to Janus Investment Fund registration statement on Form N-1A, filed on March 29, 2013; accession number 0000950123-13-001928 (File No. 2-34393).